UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
October 1, 2013 (October 1, 2013)

DIVERSICARE HEALTHCARE SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Galleria Boulevard, Brentwood, TN 37027
(Address of Principal Executive Offices) (Zip Code)

(615) 771-7575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective October 1, 2013, Diversicare Healthcare Services, Inc. ("Diversicare") has finalized the previously disclosed agreement to assume operations of the four properties in Ohio and Indiana previously operated by Catholic Health Partners. The facilities were acquired by Aviv REIT (NYSE: AVIV) and are leased for an initial term of 15 years. These facilities are branded as Diversicare Transitional Care Communities.

Diversicare has assumed operations of the four previously announced properties in Ohio and Indiana from Catholic Health Partners effective October 1, 2013.  The facilities and locations are as follows:

•Diversicare of Bradford Place, Hamilton, OH
•Diversicare of Siena Woods, Dayton, OH
•Diversicare of St. Theresa, Cincinnati, OH
•Diversicare of Providence, New Albany, IN

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Number    Exhibit

99.1        Press release dated October 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVERSICARE HEALTHCARE SERVICES, INC.

By:    /s/ James R. McKnight, Jr.
James R. McKnight, Jr.
Chief Financial Officer

Date:    October 1, 2013

EXHIBIT INDEX

No.	Exhibit
Exhibit 99.1	Press release dated October 1, 2013.